                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2000



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1999-C
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                  333-82281                  41-1743653
      (State or other             (Commission                 (IRS Employer
      jurisdiction of             File Number)              Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                         75062-2729
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the months of March 2000 through December 2000 were distributed to Noteholders on or about the 15th of the following month.


Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

     The Servicer's Certificate for the months of March 2000 through December 2000 were distributed to Noteholders on or about the 15th of the following month.


Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                  March 2000.

              20.2                Servicer's Certificate for the month of
                                  April 2000.

              20.3                Servicer's Certificate for the month of
                                  May 2000.

              20.4                Servicer's Certificate for the month of
                                  June 2000.

              20.5                Servicer's Certificate for the month of
                                  July 2000.

              20.6                Servicer's Certificate for the month of
                                  August 2000.

              20.7                Servicer's Certificate for the month of
                                  September 2000.

              20.8                Servicer's Certificate for the month of
                                  October 2000.

              20.9                Servicer's Certificate for the month of
                                  November 2000.

              20.10               Servicer's Certificate for the month of
                                  December 2000.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: February 5, 2001

                               INDEX TO EXHIBITS

Exhibit No.                   Description
-----------             -----------------------

    20.1                Servicer's Certificate for the month of
                        March 2000.

    20.2                Servicer's Certificate for the month of
                        April 2000.

    20.3                Servicer's Certificate for the month of
                        May 2000.

    20.4                Servicer's Certificate for the month of
                        June 2000.

    20.5                Servicer's Certificate for the month of
                        July 2000.

    20.6                Servicer's Certificate for the month of
                        August 2000.

    20.7                Servicer's Certificate for the month of
                        September 2000.

    20.8                Servicer's Certificate for the month of
                        October 2000.

    20.9                Servicer's Certificate for the month of
                        November 2000.

    20.10               Servicer's Certificate for the month of
                        December 2000.